INDEMNITY AGREEMENT

            This AGREEMENT is made and entered into this 15th day May, 1996, but effective as set forth below, by and between Enron Global Power & Pipelines, L.L.C., a Delaware limited liability company (the "Company"), and Thomas C. Theobald (the "Indemnitee").

            WHEREAS, at the request of the Company, Indemnitee is serving as a director of the Company and as a member of the Oversight Committee of the Board of Directors of the Company (the "Oversight Committee") established pursuant to
Section 7.02(f) of the Amended and Restated Limited Liability Company Agreement of the Company dated as of November 15, 1994 (the "Company Agreement"); and

            WHEREAS, the Company believes that Indemnitee's undertaking of such responsibilities is important to the Company and that the protection afforded by this Agreement will enhance Indemnitee's ability to discharge such responsibilities under existing circumstances;

            NOW, THEREFORE, in consideration of the premises and of Indemnitee's agreement to provide services to the Company, as contemplated by the Company Agreement, and intending to be legally bound hereby, the parties hereto agree as follows:

            1.    CERTAIN DEFINITIONS:

                  (a)   CHANGE IN CONTROL: shall be deemed to have occurred  if
            (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation or other entity owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of shares of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing 20% or more of the total voting power represented by the Company's then outstanding Voting Securities (other than any such person or any affiliate thereof that is such a 20% beneficial owner as of the date hereof), or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company and any new director whose election by the Board of Directors or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof, or
            (iii) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least 80% of the total voting power represented by the Voting
            Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (iv) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company (in one transaction or a series of transactions) of all or substantially all the Company's assets, or (v) any event occurs with respect to Enron Corp. that would have constituted a Change in Control if it had occurred with respect to the Company.

                  (b)   CLAIM:  any  threatened,  pending  or completed action,
            suit or proceeding, whether instituted by the Company or any other person, or any inquiry or investigation that Indemnitee in good faith believes might lead to the institution of any such action, suit or proceeding, whether civil, criminal, administrative, investigative or other.

                  (c) EXPENSES: include attorneys' fees and all other costs, expenses and obligations paid or incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, be a witness in or participate in any Claim relating to any Indemnifiable Event.

                  (d) INDEMNIFIABLE EVENT: any event or occurrence related to the fact that Indemnitee is or was serving as a director of the Company or a member of the Oversight Committee, or to Indemnitee's taking or failing to take any action or doing or failing to do anything under the authority and direction set forth in, or otherwise contemplated by, the Company Agreement.

                  (e) INDEPENDENT LEGAL COUNSEL: an attorney or firm of attorneys, selected in accordance with the provisions of Section 3, who shall not have otherwise performed services for the Company, Enron Corp. or its affiliates or Indemnitee within the last five years (other than with respect to matters concerning the rights of Indemnitee under this Agreement, or of other indemnitees under similar indemnity agreements).

                  (f)   REVIEWING  PARTY:  any  appropriate   person   or  body
            consisting of a member or members of the Company's Board of Directors or any other person or body appointed by the Board who is not a party to the particular Claim for which Indemnitee is seeking indemnification, or Independent Legal Counsel.

                  (g) VOTING SECURITIES: any securities of the relevant entity that vote generally in the election of directors.

            2.    BASIC INDEMNIFICATION ARRANGEMENT.

                  (a) The Company hereby agrees to provide Indemnitee with the indemnification set forth in Article 7.08 of the Company Agreement, a copy of which is attached hereto as EXHIBIT A and made a part hereof, to the full extent provided in such Article 7.08 and by current law and regardless of whether such Article 7.08 is hereafter amended or revoked. In addition, and not in limitation of the immediately preceding sentence, in the event Indemnitee was, is or becomes a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in, a Claim by reason of (or arising in part out of) an Indemnifiable Event, the Company shall indemnify Indemnitee to the fullest extent permitted by law, as soon as practicable but in any event no later than thirty days after written demand is presented to the Company, against any and all Expenses, judgments, fines, penalties and amounts paid in settlement (including all interest, assessments and other charges paid or payable in connection with or in respect of such Expenses, judgments, fines, penalties or amounts paid in settlement) of such Claim. If so requested by Indemnitee, the Company shall advance (within two business days of such request) any and all Expenses to Indemnitee (an "Expense Advance").

            (b) Notwithstanding the foregoing, (i) the obligations of the Company under Section 2(a) shall be subject to the condition that the Reviewing Party shall not have determined (in a written opinion, in any case in which the Independent Legal Counsel referred to in Section 3 hereof is involved) that Indemnitee would not be permitted to be indemnified under applicable law, and (ii) the obligation of the Company to make an Expense Advance pursuant to Section 2(a) shall be subject to the condition that, if, when and to the extent that the Reviewing Party determines that Indemnitee would not be permitted to be so indemnified under applicable law, the Company shall be entitled to be reimbursed by Indemnitee (who hereby agrees to reimburse the Company) for all such amounts theretofore paid; provided, however, that if Indemnitee has commenced or thereafter commences legal proceedings in a court of competent jurisdiction to secure a determination that Indemnitee should be indemnified under applicable law, any determination made by the Reviewing Party that Indemnitee would not be permitted to be indemnified under applicable law shall not be binding and Indemnitee shall not be required to reimburse the Company for any Expense Advance until a final judicial determination is made with respect thereto (as to which all rights of appeal shall have been exhausted or have lapsed). If there has not been a Change in Control, the Reviewing Party shall be selected by the Board of Directors, and if there has been such a Change in Control (other than a Change in Control which has been approved by a majority of the Company's Board of Directors who were directors immediately prior to such Change in Control), the Reviewing Party shall be the Independent Legal Counsel referred to in Section 3 hereof. If there has been no determination by the Reviewing Party or if the Reviewing Party determines that Indemnitee substantively would not be permitted to be indemnified in whole or in part under applicable law, Indemnitee shall have the right to commence litigation in any court in the State of Delaware having subject matter jurisdiction thereof and in which venue is proper seeking an initial determination by the Court or challenging any such determination by the Reviewing Party or any aspect thereof, including the legal or factual bases therefor, and the Company hereby consents to service of process and to appear in any such proceeding. Any determination by the Reviewing Party otherwise shall be conclusive and binding on the Company and Indemnitee.

            3. CHANGE IN CONTROL. The Company agrees that if there is a Change in Control of the Company (other than a Change in Control which has been approved by a majority of the Company's Board of Directors who were directors immediately prior to such Change in Control), then with respect to all matters thereafter arising concerning the rights of Indemnitee to indemnity payments and Expense Advances under this Agreement or any other agreement or any provision of the Company Agreement now or hereafter in effect relating to Claims for Indemnifiable Events, the Company shall seek legal advice only from Independent Legal Counsel selected by Indemnitee and approved by the Company (which approval shall not be unreasonably withheld). Such counsel, among other things, shall render its written opinion to the Company and Indemnitee as to whether and to what extent Indemnitee would be permitted to be indemnified under applicable law. The Company agrees to pay the reasonable fees of the Independent Legal Counsel referred to above and to fully indemnify such counsel against any and all expenses (including attorneys' fees), claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto.

            4. INDEMNIFICATION FOR ADDITIONAL EXPENSES. The Company shall indemnify Indemnitee against any and all expenses (including attorneys' fees) and, if requested by Indemnitee, shall (within two business days of such request) advance such expenses to Indemnitee, which are incurred by Indemnitee in connection with any action brought by Indemnitee for (i) indemnification or advance payment of Expenses by the Company under this Agreement or any other agreement or any provisions of the Company Agreement now or hereafter in effect relating to Claims for Indemnifiable Events or (ii) recovery under any directors' and officers' liability insurance policy now or hereafter maintained by the Company, regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification, advance expense payment or recovery, as the case may be.

            5. PARTIAL INDEMNITY. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the Expenses, judgments, fines, penalties and amounts paid in settlement of a Claim but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion thereof to which Indemnitee is entitled. Moreover, notwithstanding any other provision of this Agreement, to the extent that Indemnitee has been successful on the merits or otherwise in defense of any or all Claims relating in whole or in part to an Indemnifiable Event or in defense of any issue or matter therein, including dismissal without prejudice, Indemnitee shall be indemnified against all Expenses incurred in connection therewith.

            6. BURDEN OF PROOF. In connection with any determination by the Reviewing Party or otherwise as to whether Indemnitee is entitled to be indemnified hereunder, the burden of proof shall be on the Company to establish that Indemnitee is not so entitled.

            7. NO PRESUMPTIONS. For purposes of this Agreement, the termination of any claim, action, suit or proceeding, by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law. In addition, neither the failure of the Reviewing Party to have made a determination as to whether Indemnitee has met any particular standard of conduct or had any particular belief, nor an actual determination by the Reviewing Party that Indemnitee has not met such standard of conduct or did not have such belief, prior to the commencement of legal proceedings by Indemnitee to secure a judicial determination that Indemnitee should be indemnified under applicable law, shall be a defense to Indemnitee's claim or create a presumption that Indemnitee has not met any particular standard of conduct or did not have any particular belief.

            8. NONEXCLUSIVITY; SUBSEQUENT CHANGE IN LAW. The rights of Indemnitee hereunder shall be in addition to any other rights Indemnitee may have under the Company Agreement or Delaware law, or otherwise. To the extent that a change in Delaware law (whether by statute or judicial decision) permits greater indemnification by agreement than would be afforded currently under the Company Agreement and this Agreement, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits so afforded by such change.

            9. INSURANCE. To the extent that the Company maintains one or more insurance policies providing directors' and officers' liability insurance, Indemnitee shall be covered under such policies, in accordance with their terms, to the maximum extent of the coverage available thereunder to any officer or director of the Company.

            10. AMENDMENTS; WAIVER. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver.

            11. SUBROGATION. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

            12. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors, assigns, including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Company and spouses, heirs, executors and personal and legal representatives. This Agreement shall continue in effect regardless of whether Indemnitee continues to provide services to the Company or to provide services to another person or entity at the Company's request.

            13. SEVERABILITY. The provisions of this Agreement shall be severable in the event that any of the provisions hereof (including any provision within a single section, paragraph or sentence) is held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable in any respect, and the validity and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired and shall remain enforceable to the fullest extent permitted by law.

            14. GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in such state, without giving effect to the principles of conflicts of laws.

            15. EFFECTIVE DATE; SUPERSESSION OF EXISTING AGREEMENT. This Agreement shall have effect from the time Indemnitee became a member of the Oversight Committee, and effective as of such date the Indemnification Agreement dated as of November 15, 1994 between the Company and Indemnitee is hereby superseded and of no force or effect.

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth above.

                                    ENRON GLOBAL POWER & PIPELINES, L.L.C.


                                    By: /S/ RODNEY L. GRAY
                                    Name: Rodney L. Gray
                                    Title: Chairman, President and
                                             Chief Executive Officer

                                    /S/ THOMAS C. THEOBALD
                                    Thomas C. Theobald

The following exhibit has been intentionally omitted from the Indemnity Agreement dated May 15, 1996, between the Company and Indemnitee, a copy of which is filed as Exhibit 3.2 to the Company's Annual Report on Form 10-K for the year ended December 31, 1994, and may be obtained by contacting the Secretary of the Company:

Exhibit A Amended and Restated Limited Liability Company Agreement dated as of
            November 15, 1994.

                              INDEMNITY AGREEMENT

            This AGREEMENT is made and entered into this 15th day of May, 1996, but effective as set forth below, by and between Enron Global Power & Pipelines, L.L.C., a Delaware limited liability company (the "Company"), and George S. Slocum (the "Indemnitee").

            WHEREAS, at the request of the Company, Indemnitee is serving as a director of the Company and as a member of the Oversight Committee of the Board of Directors of the Company (the "Oversight Committee") established pursuant to
Section 7.02(f) of the Amended and Restated Limited Liability Company Agreement of the Company dated as of November 15, 1994 (the "Company Agreement"); and

            WHEREAS, the Company believes that Indemnitee's undertaking of such responsibilities is important to the Company and that the protection afforded by this Agreement will enhance Indemnitee's ability to discharge such responsibilities under existing circumstances;

            NOW, THEREFORE, in consideration of the premises and of Indemnitee's agreement to provide services to the Company, as contemplated by the Company Agreement, and intending to be legally bound hereby, the parties hereto agree as follows:

            1.    CERTAIN DEFINITIONS:

            (a) CHANGE IN CONTROL: shall be deemed to have occurred if (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation or other entity owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of shares of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing 20% or more of the total voting power represented by the Company's then outstanding Voting Securities (other than any such person or any affiliate thereof that is such a 20% beneficial owner as of the date hereof), or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company and any new director whose election by the Board of Directors or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof, or
            (iii) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least 80% of the total voting power represented by the Voting
            Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (iv) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company (in one transaction or a series of transactions) of all or substantially all the Company's assets, or (v) any event occurs with respect to Enron Corp. that would have constituted a Change in Control if it had occurred with respect to the Company.

                  (b)   CLAIM:  any  threatened,  pending  or completed action,
            suit or proceeding, whether instituted by the Company or any other person, or any inquiry or investigation that Indemnitee in good faith believes might lead to the institution of any such action, suit or proceeding, whether civil, criminal, administrative, investigative or other.

                  (c) EXPENSES: include attorneys' fees and all other costs, expenses and obligations paid or incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, be a witness in or participate in any Claim relating to any Indemnifiable Event.

                  (d) INDEMNIFIABLE EVENT: any event or occurrence related to the fact that Indemnitee is or was serving as a director of the Company or a member of the Oversight Committee, or to Indemnitee's taking or failing to take any action or doing or falling to do anything under the authority and direction set forth in, or otherwise contemplated by, the Company Agreement.

                  (e) INDEPENDENT LEGAL COUNSEL: an attorney or firm of attorneys, selected in accordance with the provisions of Section 3, who shall not have otherwise performed services for the Company, Enron Corp. or its affiliates or Indemnitee within the last five years (other than with respect to matters concerning the rights of Indemnitee under this Agreement, or of other indemnitees under similar indemnity agreements).

                  (f)   REVIEWING  PARTY:  any  appropriate   person   or  body
            consisting of a member or members of the Company's Board of Directors or any other person or body appointed by the Board who is not a party to the particular Claim for which Indemnitee is seeking indemnification, or Independent Legal Counsel.

                  (g) VOTING SECURITIES: any securities of the relevant entity that vote generally in the election of directors.

                  2.    BASIC INDEMNIFICATION ARRANGEMENT.

                  (a) The Company hereby agrees to provide Indemnitee with the indemnification set forth in Article 7.08 of the Company Agreement, a copy of which is attached hereto as EXHIBIT A and made a part hereof, to the full extent provided in such Article 7.08 and by current law and regardless of whether such Article 7.08 is hereafter mended or revoked. In addition, and not in limitation of the immediately preceding sentence, in the event Indemnitee was, is or becomes a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in, a Claim by reason of (or arising in part out of) an Indemnifiable Event, the Company shall indemnify Indemnitee to the fullest extent permitted by law, as soon as practicable but in any event no later than thirty days after written demand is presented to the Company, against any and all Expenses, judgments, fines, penalties and amounts paid in settlement (including all interest, assessments and other charges paid or payable in connection with or in respect of such Expenses, judgments, fines, penalties or amounts paid in settlement) of such Claim. If so requested by Indemnitee, the Company shall advance (within two business days of such request) any and all Expenses to Indemnitee (an "Expense Advance").

            (b) Notwithstanding the foregoing, (i) the obligations of the Company under Section 2(a) shall be subject to the condition that the Reviewing Party shall not have determined (in a written opinion, in any case in which the Independent Legal Counsel referred to in Section 3 hereof is involved) that Indemnitee would not be permitted to be indemnified under applicable law, and (ii) the obligation of the Company to make an Expense Advance pursuant to Section 2(a) shall be subject to the condition that, if, when and to the extent that the Reviewing Party determines that Indemnitee would not be permitted to be so indemnified under applicable law, the Company shall be entitled to be reimbursed by Indemnitee (who hereby agrees to reimburse the Company) for all such amounts theretofore paid; provided, however, that if Indemnitee has commenced or thereafter commences legal proceedings in a court of competent jurisdiction to secure a determination that Indemnitee should be indemnified under applicable law, any determination made by the Reviewing Party that Indemnitee would not be permitted to be indemnified under applicable law shall not be binding and Indemnitee shall not be required to reimburse the Company for any Expense Advance until a final judicial determination is made with respect thereto (as to which all rights of appeal shall have been exhausted or have lapsed). If there has not been a Change in Control, the Reviewing Party shall be selected by the Board of Directors, and if there has been such a Change in Control (other than a Change in Control which has been approved by a majority of the Company's Board of Directors who were directors immediately prior to such Change in Control), the Reviewing Party shall be the Independent Legal Counsel referred to in Section 3 hereof. If there has been no determination by the Reviewing Party or if the Reviewing Party determines that Indemnitee substantively would not be permitted to be indemnified in whole or in part under applicable law, Indemnitee shall have the right to commence litigation in any court in the State of Delaware having subject matter jurisdiction thereof and in which venue is proper seeking an initial determination by the Court or challenging any such determination by the Reviewing Party or any aspect thereof, including the legal or factual bases therefor, and the Company hereby consents to service of process and to appear in any such proceeding. Any determination by the Reviewing Party otherwise shall be conclusive and binding on the Company and Indemnitee.

            3. CHANGE IN CONTROL. The Company agrees that if there is a Change in Control of the Company (other than a Change in Control which has been approved by a majority of the Company's Board of Directors who were directors immediately prior to such Change in Control), then with respect to all matters thereafter arising concerning the rights of Indemnitee to indemnity payments and Expense Advances under this Agreement or any other agreement or any provision of the Company Agreement now or hereafter in effect relating to Claims for Indemnifiable Events, the Company shall seek legal advice only from Independent Legal Counsel selected by Indemnitee and approved by the Company (which approval shall not be unreasonably withheld). Such counsel, among other things, shall render its written opinion to the Company and Indemnitee as to whether and to what extent Indemnitee would be permitted to be indemnified under applicable law. The Company agrees to pay the reasonable fees of the Independent Legal Counsel referred to above and to fully indemnify such counsel against any and all expenses (including attorneys' fees), claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto.

            4. INDEMNIFICATION FOR ADDITIONAL EXPENSES. The Company shall indemnify Indemnitee against any and all expenses (including attorneys' fees) and, if requested by Indemnitee, shall (within two business days of such request) advance such expenses to Indemnitee, which are incurred by Indemnitee in connection with any action brought by Indemnitee for (i) indemnification or advance payment of Expenses by the Company under this Agreement or any other agreement or any provisions of the Company Agreement now or hereafter in effect relating to Claims for Indemnifiable Events or (ii) recovery under any directors' and officers' liability insurance policy now or hereafter maintained by the Company, regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification, advance expense payment or recovery, as the case may be.

            5. PARTIAL INDEMNITY. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the Expenses, judgments, fines, penalties and amounts paid in settlement of a Claim but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion thereof to which Indemnitee is entitled. Moreover, notwithstanding any other provision of this Agreement, to the extent that Indemnitee has been successful on the merits or otherwise in defense of any or all Claims relating in whole or in part to an Indemnifiable Event or in defense of any issue or matter therein, including dismissal without prejudice, Indemnitee shall be indemnified against all Expenses incurred in connection therewith.

            6. BURDEN OF PROOF. In connection with any determination by the Reviewing Party or otherwise as to whether Indemnitee is entitled to be indemnified hereunder, the burden of proof shall be on the Company to establish that Indemnitee is not so entitled.

            7. NO PRESUMPTIONS. For purposes of this Agreement, the termination of any claim, action, suit or proceeding, by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law. In addition, neither the failure of the Reviewing Party to have made a determination as to whether Indemnitee has met any particular standard of conduct or had any particular belief, nor an actual determination by the Reviewing Party that Indemnitee has not met such standard of conduct or did not have such belief, prior to the commencement of legal proceedings by Indemnitee to secure a judicial determination that Indemnitee should be indemnified under applicable law, shall be a defense to Indemnitee's claim or create a presumption that Indemnitee has not met any particular standard of conduct or did not have any particular belief.

            8. NONEXCLUSIVITY; SUBSEQUENT CHANGE IN LAW. The rights of Indemnitee hereunder shall be in addition to any other fights Indemnitee may have under the Company Agreement or Delaware law, or otherwise. To the extent that a change in Delaware law (whether by statute or judicial decision) permits greater indemnification by agreement than would be afforded currently under the Company Agreement and this Agreement, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits so afforded by such change.

            9. INSURANCE. To the extent that the Company maintains one or more insurance policies providing directors' and officers' liability insurance, Indemnitee shall be covered under such policies, in accordance with their terms, to the maximum extent of the coverage available thereunder to any officer or director of the Company.

            10. AMENDMENTS; WAIVER. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver.

            11. SUBROGATION. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

            12. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors, assigns, including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Company and spouses, heirs, executors and personal and legal representatives. This Agreement shall continue in effect regardless of whether Indemnitee continues to provide services to the Company or to provide services to another person or entity at the Company's request.

            13. SEVERABILITY. The provisions of this Agreement shall be severable in the event that any of the provisions hereof (including any provision within a single section, paragraph or sentence) is held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable in any respect, and the validity and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired and shall remain enforceable to the fullest extent permitted by law.

            14. GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in such state, without giving effect to the principles of conflicts of laws.

            15. EFFECTIVE DATE; SUPERSESSION OF EXISTING AGREEMENT. This Agreement shall have effect from the time Indemnitee became a member of the Oversight Committee, and effective as of such date the Indemnification Agreement dated as of November 15, 1994 between the Company and Indemnitee is hereby superseded and of no force or effect.

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth above.

                                    ENRON GLOBAL POWER & PIPELINES, L.L.C.


                                    By: /S/ RODNEY L. GRAY
                                    Name: Rodney L. Gray
                                    Title: Chairman, President and
                                             Chief Executive Officer

                                    /S/ GEORGE S. SLOCUM
                                    George S. Slocum

The following exhibit has been intentionally omitted from the Indemnity Agreement dated May 15, 1996, between the Company and Indemnitee, a copy of which is filed as Exhibit 3.2 to the Company's Annual Report on Form 10-K for the year ended December 31, 1994, and may be obtained by contacting the Secretary of the Company:

Exhibit A Amended and Restated Limited Liability Company Agreement dated as of
            November 15, 1994.

                              INDEMNITY AGREEMENT

            This AGREEMENT is made and entered into this 15th day of May, 1996, but effective as set forth below, by and between Enron Global Power & Pipelines, L.L.C., a Delaware limited liability company (the "Company"), and Brent Scowcroft (the "Indemnitee").

            WHEREAS, at the request of the Company, Indemnitee is serving as a director of the Company and as a member of the Oversight Committee of the Board of Directors of the Company (the "Oversight Committee") established pursuant to
Section 7.02(f) of the Amended and Restated Limited Liability Company Agreement of the Company dated as of November 15, 1994 (the "Company Agreement"); and

            WHEREAS, the Company believes that Indemnitee's undertaking of such responsibilities is important to the Company and that the protection afforded by this Agreement will enhance Indemnitee's ability to discharge such responsibilities under existing circumstances;

            NOW, THEREFORE, in consideration of the premises and of Indemnitee's agreement to provide services to the Company, as contemplated by the Company Agreement, and intending to be legally bound hereby, the parties hereto agree as follows:

            1.    CERTAIN DEFINITIONS:

            (a) CHANGE IN CONTROL: shall be deemed to have occurred if (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation or other entity owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of shares of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing 20% or more of the total voting power represented by the Company's then outstanding Voting Securities (other than any such person or any affiliate thereof that is such a 20% beneficial owner as of the date hereof), or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company and any new director whose election by the Board of Directors or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof, or
            (iii) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least 80% of the total voting power represented by the Voting
            Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (iv) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company (in one transaction or a series of transactions) of all or substantially all the Company's assets, or (v) any event occurs with respect to Enron Corp. that would have constituted a Change in Control if it had occurred with respect to the Company.

                  (b)   CLAIM:  any  threatened,  pending  or completed action,
            suit or proceeding, whether instituted by the Company or any other person, or any inquiry or investigation that Indemnitee in good faith believes might lead to the institution of any such action, suit or proceeding, whether civil, criminal, administrative, investigative or other.

                  (c) EXPENSES: include attorneys' fees and all other costs, expenses and obligations paid or incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, be a witness in or participate in any Claim relating to any Indemnifiable Event.

                  (d) INDEMNIFIABLE EVENT: any event or occurrence related to the fact that Indemnitee is or was serving as a director of the Company or a member of the Oversight Committee, or to Indemnitee's taking or failing to take any action or doing or falling to do anything under the authority and direction set forth in, or otherwise contemplated by, the Company Agreement.

                  (e) INDEPENDENT LEGAL COUNSEL: an attorney or firm of attorneys, selected in accordance with the provisions of Section 3, who shall not have otherwise performed services for the Company, Enron Corp. or its affiliates or Indemnitee within the last five years (other than with respect to matters concerning the rights of Indemnitee under this Agreement, or of other indemnitees under similar indemnity agreements).

                  (f)   REVIEWING  PARTY:  any  appropriate   person   or  body
            consisting of a member or members of the Company's Board of Directors or any other person or body appointed by the Board who is not a party to the particular Claim for which Indemnitee is seeking indemnification, or Independent Legal Counsel.

                  (g) VOTING SECURITIES: any securities of the relevant entity that vote generally in the election of directors.

            2.    BASIC INDEMNIFICATION ARRANGEMENT.

                  (a) The Company hereby agrees to provide Indemnitee with the indemnification set forth in Article 7.08 of the Company Agreement, a copy of which is attached hereto as EXHIBIT A and made a part hereof, to the full extent provided in such Article 7.08 and by current law and regardless of whether such Article 7.08 is hereafter mended or revoked. In addition, and not in limitation of the immediately preceding sentence, in the event Indemnitee was, is or becomes a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in, a Claim by reason of (or arising in part out of) an Indemnifiable Event, the Company shall indemnify Indemnitee to the fullest extent permitted by law, as soon as practicable but in any event no later than thirty days after written demand is presented to the Company, against any and all Expenses, judgments, fines, penalties and amounts paid in settlement (including all interest, assessments and other charges paid or payable in connection with or in respect of such Expenses, judgments, fines, penalties or amounts paid in settlement) of such Claim. If so requested by Indemnitee, the Company shall advance (within two business days of such request) any and all Expenses to Indemnitee (an "Expense Advance").

            (b) Notwithstanding the foregoing, (i) the obligations of the Company under Section 2(a) shall be subject to the condition that the Reviewing Party shall not have determined (in a written opinion, in any case in which the Independent Legal Counsel referred to in Section 3 hereof is involved) that Indemnitee would not be permitted to be indemnified under applicable law, and (ii) the obligation of the Company to make an Expense Advance pursuant to Section 2(a) shall be subject to the condition that, if, when and to the extent that the Reviewing Party determines that Indemnitee would not be permitted to be so indemnified under applicable law, the Company shall be entitled to be reimbursed by Indemnitee (who hereby agrees to reimburse the Company) for all such amounts theretofore paid; provided, however, that if Indemnitee has commenced or thereafter commences legal proceedings in a court of competent jurisdiction to secure a determination that Indemnitee should be indemnified under applicable law, any determination made by the Reviewing Party that Indemnitee would not be permitted to be indemnified under applicable law shall not be binding and Indemnitee shall not be required to reimburse the Company for any Expense Advance until a final judicial determination is made with respect thereto (as to which all rights of appeal shall have been exhausted or have lapsed). If there has not been a Change in Control, the Reviewing Party shall be selected by the Board of Directors, and if there has been such a Change in Control (other than a Change in Control which has been approved by a majority of the Company's Board of Directors who were directors immediately prior to such Change in Control), the Reviewing Party shall be the Independent Legal Counsel referred to in Section 3 hereof. If there has been no determination by the Reviewing Party or if the Reviewing Party determines that Indemnitee substantively would not be permitted to be indemnified in whole or in part under applicable law, Indemnitee shall have the right to commence litigation in any court in the State of Delaware having subject matter jurisdiction thereof and in which venue is proper seeking an initial determination by the Court or challenging any such determination by the Reviewing Party or any aspect thereof, including the legal or factual bases therefor, and the Company hereby consents to service of process and to appear in any such proceeding. Any determination by the Reviewing Party otherwise shall be conclusive and binding on the Company and Indemnitee.

            3. CHANGE IN CONTROL. The Company agrees that if there is a Change in Control of the Company (other than a Change in Control which has been approved by a majority of the Company's Board of Directors who were directors immediately prior to such Change in Control), then with respect to all matters thereafter arising concerning the rights of Indemnitee to indemnity payments and Expense Advances under this Agreement or any other agreement or any provision of the Company Agreement now or hereafter in effect relating to Claims for Indemnifiable Events, the Company shall seek legal advice only from Independent Legal Counsel selected by Indemnitee and approved by the Company (which approval shall not be unreasonably withheld). Such counsel, among other things, shall render its written opinion to the Company and Indemnitee as to whether and to what extent Indemnitee would be permitted to be indemnified under applicable law. The Company agrees to pay the reasonable fees of the Independent Legal Counsel referred to above and to fully indemnify such counsel against any and all expenses (including attorneys' fees), claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto.

            4. INDEMNIFICATION FOR ADDITIONAL EXPENSES. The Company shall indemnify Indemnitee against any and all expenses (including attorneys' fees) and, if requested by Indemnitee, shall (within two business days of such request) advance such expenses to Indemnitee, which are incurred by Indemnitee in connection with any action brought by Indemnitee for (i) indemnification or advance payment of Expenses by the Company under this Agreement or any other agreement or any provisions of the Company Agreement now or hereafter in effect relating to Claims for Indemnifiable Events or (ii) recovery under any directors' and officers' liability insurance policy now or hereafter maintained by the Company, regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification, advance expense payment or recovery, as the case may be.

            5. PARTIAL INDEMNITY. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the Expenses, judgments, fines, penalties and amounts paid in settlement of a Claim but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion thereof to which Indemnitee is entitled. Moreover, notwithstanding any other provision of this Agreement, to the extent that Indemnitee has been successful on the merits or otherwise in defense of any or all Claims relating in whole or in part to an Indemnifiable Event or in defense of any issue or matter therein, including dismissal without prejudice, Indemnitee shall be indemnified against all Expenses incurred in connection therewith.

            6. BURDEN OF PROOF. In connection with any determination by the Reviewing Party or otherwise as to whether Indemnitee is entitled to be indemnified hereunder, the burden of proof shall be on the Company to establish that Indemnitee is not so entitled.

            7. NO PRESUMPTIONS. For purposes of this Agreement, the termination of any claim, action, suit or proceeding, by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law. In addition, neither the failure of the Reviewing Party to have made a determination as to whether Indemnitee has met any particular standard of conduct or had any particular belief, nor an actual determination by the Reviewing Party that Indemnitee has not met such standard of conduct or did not have such belief, prior to the commencement of legal proceedings by Indemnitee to secure a judicial determination that Indemnitee should be indemnified under applicable law, shall be a defense to Indemnitee's claim or create a presumption that Indemnitee has not met any particular standard of conduct or did not have any particular belief.

            8. NONEXCLUSIVITY; SUBSEQUENT CHANGE IN LAW. The rights of Indemnitee hereunder shall be in addition to any other rights Indemnitee may have under the Company Agreement or Delaware law, or otherwise. To the extent that a change in Delaware law (whether by statute or judicial decision) permits greater indemnification by agreement than would be afforded currently under the Company Agreement and this Agreement, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits so afforded by such change.

            9. INSURANCE. To the extent that the Company maintains one or more insurance policies providing directors' and officers' liability insurance, Indemnitee shall be covered under such policies, in accordance with their terms, to the maximum extent of the coverage available thereunder to any officer or director of the Company.

            10. AMENDMENTS; WAIVER. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver.

            11. SUBROGATION. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

            12. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors, assigns, including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Company and spouses, heirs, executors and personal and legal representatives. This Agreement shall continue in effect regardless of whether Indemnitee continues to provide services to the Company or to provide services to another person or entity at the Company's request.

            13. SEVERABILITY. The provisions of this Agreement shall be severable in the event that any of the provisions hereof (including any provision within a single section, paragraph or sentence) is held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable in any respect, and the validity and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired and shall remain enforceable to the fullest extent permitted by law.

            14. GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in such state, without giving effect to the principles of conflicts of laws.

            15. EFFECTIVE DATE; SUPERSESSION OF EXISTING AGREEMENT. This Agreement shall have effect from the time Indemnitee became a member of the Oversight Committee, and effective as of such date the Indemnification Agreement dated as of November 15, 1994 between the Company and Indemnitee is hereby superseded and of no force or effect.

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth above.

                                    ENRON GLOBAL POWER & PIPELINES, L.L.C.


                                    By: /S/ RODNEY L. GRAY
                                    Name: Rodney L. Gray
                                    Title: Chairman, President and
                                              Chief Executive Officer

                                    /S/ BRENT SCOWCROFT
                                    Brent Scowcroft

The following exhibit has been intentionally omitted from the Indemnity Agreement dated May 15, 1996, between the Company and Indemnitee, a copy of which is filed as Exhibit 3.2 to the Company's Annual Report on Form 10-K for the year ended December 31, 1994, and may be obtained by contacting the Secretary of the Company:

Exhibit A Amended and Restated Limited Liability Company Agreement dated as of
            November 15, 1994.